Note 7 - Notes Payable	6 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

Note 7. Notes Payable

In June 2003, the Company entered into, and in March 2007 amended, a distribution agreement with Century Medical, Inc. (“Century"). Also in June 2003, the Company issued a subordinated note to Century in the amount of $3.0 million due in June 2008 bearing 5% interest per annum. In March 2007, Century and the Company restructured the note payable such that the note was no longer subordinate, the Company paid $1.0 million in April 2007, and the remaining $2.0 million of the note payable was due in June 2010. On April 1, 2010, the Company entered into the Note Agreement Amendment, under which the Company made a principal payment of $0.6 million to Century in April 2010, with the remaining $1.4 million principal amount owed to Century becoming due on June 17, 2011, which was one year later than the maturity date prior to the Note Agreement Amendment. On August 17, 2010, the Company repaid the remaining $1.4 million principal balance and interest due to Century.

In connection with the Distribution Agreement with Century (see Note 6), the Company entered into a secured note purchase agreement and a related security agreement pursuant to which Century agreed to loan to the Company up to an aggregate of $4.0 million, which amount was received in the fiscal year ended June 30, 2012.  Under this facility, the Company received $2.0 million on September 30, 2011, and the remaining $2.0 million on December 27, 2011. This note bears 5% annual interest which is payable quarterly in arrears on the last business day of March, June, September and December of each year through September 30, 2016, the maturity date when the total $4.0 million of principal becomes due. The debt issuance discount of approximately $1.6 million is reflected as a reduction in long-term debt and is being amortized as interest expense over the term of the note using the effective interest method. The note is secured by substantially all of the Company's assets, including the Company’s intellectual property related to the PAS-Port® Proximal Anastomosis System, but excluding all other intellectual property, until the note is repaid. There are no covenants associated with this debt. As of December 31, 2013 (unaudited), June 30, 2013 and 2012, the balance of the loan was $2.9 million, $2.8 million and $2.5 million, net of debt issuance costs of $1.1 million, $1.2 million and $1.5million, respectively, and the distribution of the microcutter products had not begun for the respective periods.

The Company made interest payments of $100,000, $100,000, $200,000, $77,000 and $11,000 for the six months ended December 31, 2013 and 2012 (unaudited), fiscal years ended June 30, 2013, 2012 and 2011, respectively. The interest payable at December 31, 2013 (unaudited), June 30, 2013 and 2012, was $50,000, $50,000 and $50,000, respectively, and included in other accrued liabilities in the accompanying balance sheets.